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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 29, 2001
                                                   -----------------------------


                                RSA Security Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                000-25120              04-2916506
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(State or other Jurisdiction       (Commission          (IRS Employer
       of Incorporation)           File Number)       Identification No.)


36 Crosby Drive, Bedford, Massachusetts                      01730
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code: (781) 301-5000
                                                    ----------------------------

                                       N/A
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  OTHER EVENTS.

         On October 29, 2001, RSA Security Inc., a Delaware corporation (the "Company"), issued and sold pursuant to a Securities Purchase Agreement, dated as of October 29, 2001, by and among the Company and the investors identified therein, an additional (i) $20 million principal amount of its 7% Convertible Subordinated Debentures due October 17, 2004 (the "Debentures"), which are convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), at a conversion price equal to $13.75 per share, and (ii) Warrants to purchase an aggregate of 218,261 shares of Common Stock (the "Warrants") at an exercise price equal to $13.75 per share. The Debentures and Warrants were sold in a private placement pursuant to Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

         Pursuant to the terms of an Amended and Restated Registration Rights Agreement, dated as of October 29, 2001, by and among the Company and the investors identified therein, the Company is obligated to file with the Securities and Exchange Commission, on or before November 16, 2001, a registration statement on Form S-3 under the Securities Act to register for resale the shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants.

         The Company's press release announcing this private placement is filed as an exhibit hereto, along with the Securities Purchase Agreement, the Amended and Restated Registration Rights Agreement, the form of Debenture and the form of Warrant. This summary description of the private placement is qualified in its entirety by reference to the documents filed as exhibits hereto.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.    Description
-----------    -----------

99.1 Securities Purchase Agreement, dated as of October 29, 2001, by and among the Company and the Investors named therein
99.2 Amended and Restated Registration Rights Agreement, dated as of October 29, 2001, by and among the Company and the Investors named therein
99.3           Form of 7% Convertible Subordinated Debenture due October 17,
               2004
99.4           Form of Warrant to Purchase Common Stock
99.5           Press Release issued by the Company on October 30, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 30, 2001              RSA SECURITY INC.
                                     (Registrant)

                                     By: /s/ John F. Kennedy
                                         ---------------------------------------
                                         John F. Kennedy
                                         Senior Vice President, Finance and
                                         Operations, and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------

99.1 Securities Purchase Agreement, dated as of October 29, 2001, by and among the Company and the Investors named therein
99.2 Amended and Restated Registration Rights Agreement, dated as of October 29, 2001, by and among the Company and the Investors named therein
99.3           Form of 7% Convertible Subordinated Debenture due October 17,
               2004
99.4           Form of Warrant to Purchase Common Stock
99.5           Press Release issued by the Company on October 30, 2001


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